UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2020

Tesla, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34756	91-2197729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of Principal Executive Offices, and Zip Code)

(650) 681-5000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TSLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On February 13, 2020, Tesla, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), to issue and sell 2,650,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333- 231168 ) (the “Registration Statement”) and a related prospectus, including the related prospectus supplement (the “Prospectus Supplement”), filed with the Securities and Exchange Commission (the “Offering”). In addition, the Company granted the Underwriters an option to purchase, for a period of 30 calendar days from February 13, 2020, up to an additional 397,500 shares of Common Stock, which the Underwriters exercised in full pursuant to a notice delivered to the Company on February 18, 2020. The Offering, including the sale of shares of Common Stock subject to the Underwriters’ option, closed on February 19, 2020, and the net proceeds were approximately $2.31 billion, after deducting underwriting discounts and commissions and estimated offering expenses. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03Material Modification to Rights of Security Holders.

On February 13, 2020, in connection with the Offering, the Company and the holders of at least the minimum number of shares of securities of the Company required to waive certain registration rights under the Company’s investors’ rights agreement waived their registration rights thereunder related to the Offering. A copy of the waiver is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01Other Events.

In connection with the Offering, the legal opinion as to the legality of the Common Stock sold is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

On February 13, 2020, the Company issued a press release announcing the Offering. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 13, 2020, by and among Tesla, Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters.

4.1	Waiver to Fifth Amended and Restated Investors’ Rights Agreement, dated as of February 13, 2020, between Tesla, Inc. and certain holders of the capital stock of Tesla, Inc. named therein.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).

99.1	Press Release of Tesla, Inc., dated February 13, 2020, announcing offering of its common stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.
By:	/s/ Zachary J. Kirkhorn
Zachary J. Kirkhorn Chief Financial Officer

Date: February 19, 2020